Exhibit 10.1

AMENDMENT NO. 2

TO

VOTING AGREEMENT

This AMENDMENT NO. 2 TO VOTING AGREEMENT (this “Amendment”) is made and entered into as of this 12th day of January, 2015, by and among Advanced BioEnergy, LLC, a Delaware limited liability company (the “Company”), Clean Energy Capital, LLC, a Delaware limited liability company (“CEC”), Hawkeye Energy Holdings, LLC, a Delaware limited liability company (“Hawkeye”), Ethanol Capital Partners, L.P., Series E, a Delaware limited partnership (“Series E”), Ethanol Capital Partners, L.P., Series H, a Delaware limited partnership (“Series H”), Ethanol Capital Partners, L.P., Series I, a Delaware limited partnership (“Series I”), Ethanol Capital Partners, L.P., Series J, a Delaware limited partnership (“Series J”), Ethanol Capital Partners, L.P., Series L, a Delaware limited partnership (“Series L”), Ethanol Capital Partners, L.P., Series N, a Delaware limited partnership (“Series N”), Ethanol Capital Partners, L.P., Series O, a Delaware limited partnership (“Series O”), Ethanol Capital Partners, L.P., Series P, a Delaware limited partnership (“Series P”), Ethanol Capital Partners, L.P., Series Q, a Delaware limited partnership (“Series Q”), Ethanol Capital Partners, Series R, L.P., a Delaware limited partnership (“Series R”), Ethanol Capital Partners, Series S, L.P., a Delaware limited partnership (“Series S”), Ethanol Capital Partners, Series T, L.P., a Delaware limited partnership (“Series T”), South Dakota Wheat Growers Association, a South Dakota cooperative (“SDWG”), and each of the undersigned directors (the “Directors”) of the Company. The Company, CEC, Hawkeye, Series E, Series H, Series I, Series J, Series L, Series N, Series O, Series P, Series Q, Series S, Series R, Series T, SDWG and Directors are collectively referred to herein as the “Parties.”

RECITALS

A. The Company, Hawkeye, Ethanol Investment Partners, LLC, a Delaware limited liability company (“EIP”), Series R, Series T, Tennessee Ethanol Partners, LP, a Delaware limited partnership (“TEP”), SDWG, and the Directors are parties to that certain Voting Agreement dated as of August 28, 2009, as amended by that certain Amendment No. 1 to Voting Agreement dated April 7, 2010 (the “Original Voting Agreement”). Capitalized terms not used herein but not otherwise defined have the meaning given to them in the Original Voting Agreement.

B. Prior to its dissolution and liquidation, EIP owned 2,750,000 units of membership interests (“Units”) in the Company.

C. On December 2, 2014 (the “Dissolution Date”), EIP dissolved and thereafter, in connection with the liquidation thereof, distributed the Units pro rata to its members in the following amounts (the “EIP Unit Distribution”):

i. Ethanol Capital Partners, L.P., Series M, a Delaware limited partnership (“Series M”), received 78,502 Units,

ii. Series E received 591,268 Units,

iii. Series H received 226,247 Units,

iv. Series I received 249,234 Units,

v. Series J received 109,531 Units,

vi. Series L received 115,072 Units,

vii. Series N received 387,249 Units,

viii. Series O received 258,249 Units,

ix. Series P received 258,016 Units,

x. Series Q received 381,544 Units, and

xi. Series S received 94,391 Units.

D. On October 31, 2014, the term of Series M expired and thereafter, in connection with the liquidation thereof, Series M distributed the Units received in the EIP Unit Distribution pro rata to its limited partners (the “Series M Unit Distribution”).

E. As of October 31, 2014, TEP owned 500,000 Units in the Company (the “TEP Units”). On October 31, 2014 (the “TEP Dissolution Date”), the term of TEP expired and thereafter, in connection with the liquidation thereafter, TEP distributed the TEP Units pro rata to its limited partners (the “TEP Unit Distribution”).

F. CEC is the sole manager of EIP and is the general partner and investment advisor to, and has sole voting and dispositive power over the assets of, each limited liability company member of EIP.

G. CEC is also the general partner and investment advisor to, and has sole management power over the assets of, Series E, Series H, Series I, Series J, Series L, Series N, Series O, Series P, Series Q and Series S.

H. CEC, Series E, Series H, Series I, Series J, Series L, Series N, Series O, Series P, Series Q and Series S are not currently parties to the Original Voting Agreement.

I. The Parties desire to add CEC, Series E, Series H, Series I, Series J, Series L, Series N, Series O, Series P, Series Q and Series S as parties to the Original Voting Agreement and to amend the Original Voting Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the Parties agree as follows:

2.	Additional Parties.

By execution of this Amendment, the Parties hereto hereby consent and agree that CEC, Series E, Series H, Series I, Series J, Series L, Series N, Series O, Series P, Series Q and Series S (the “New Partners”) are hereby added as parties to the Original Voting Agreement.

3.	Removal of Parties.

a. By execution of this Amendment, the Parties hereto hereby acknowledge and agree that, effective as of the Dissolution Date, EIP shall be deemed to no longer be a party to the Original Voting Agreement. The Parties further agree that the New Partners, Series R and Series T shall succeed to all of EIP’s rights, privileges, obligations and duties under the Original Voting Agreement as amended hereby.

b. By execution of this Amendment, the Parties hereto hereby acknowledge and agree that, effective as of the TEP Dissolution Date, TEP shall be deemed to no longer be a party to the Original Voting Agreement.

4.	Amendments.

The Original Voting Agreement is hereby amended as follows:

a. The Preamble is hereby amended and restated in its entirety to read as follows:

This Amended and Restated Voting Agreement (this “Agreement”) is made and entered into as of this 8th day of January, 2015, by and among (i) Advanced BioEnergy, LLC, a Delaware limited liability company (the “Company”), (ii) Clean Energy Capital, LLC (f/k/a Ethanol Capital Management, LLC), a Delaware limited liability company (“CEC”), (iii) Hawkeye Energy Holdings, LLC, a Delaware limited liability company (“Hawkeye”), (iv) Ethanol Capital Partners, L.P., Series E, a Delaware limited partnership (“Series E”), (v) Ethanol Capital Partners, L.P., Series H, a Delaware limited partnership (“Series H”), (vi) Ethanol Capital Partners, L.P., Series I, a Delaware limited partnership (“Series I”), (vii) Ethanol Capital Partners, L.P., Series J, a Delaware limited partnership (“Series J”), (viii) Ethanol Capital Partners, L.P., Series L, a Delaware limited partnership (“Series L”), (ix) Ethanol Capital Partners, L.P., Series N, a Delaware limited partnership (“Series N”), (x) Ethanol Capital Partners, L.P., Series O, a Delaware limited partnership (“Series O”), (xi) Ethanol Capital Partners, L.P., Series P, a Delaware limited partnership (“Series P”), (xii ) Ethanol Capital Partners, L.P., Series Q, a Delaware limited partnership (“Series Q”), (xiii) Ethanol Capital Partners, Series R, L.P., a Delaware limited partnership (“Series R”), (xiv) Ethanol Capital Partners, Series S, L.P., a Delaware limited partnership (“Series S”), (xv) Ethanol Capital Partners, Series T, L.P., a Delaware limited partnership (“Series T” and together with CEC, Series E, Series H, Series I, Series J, Series L, Series N, Series O, Series P, Series Q, Series R, and Series S, the “Partners”), and each of Hawkeye and Partners, an “Investor”), South Dakota Wheat Growers Association, a South Dakota cooperative (“SDWG”), and each of the undersigned directors (the “Directors”) of the Company.

The Company, Hawkeye, Partners, SDWG and Directors are collectively referred to herein as the “Parties.”

Hawkeye, Partners, SDWG and Directors are collectively referred to herein as the “Members.”

b. Section 2.5 of the Original Voting Agreement is hereby amended by deleting the lines beginning with “If to Hawkeye” through the line ending “Fax: (515) 233-5577” and substituting the following:

If to Hawkeye:	with a copy to:

Hawkeye Energy Holdings, LLC	Thomas H. Lee Partners
224 S. Bell Avenue	100 Federal Street, 35th Floor
Ames, IA 50010	Boston, MA 02110
Attn: J.D. Schlieman	Attn: Joshua M. Nelson
Fax: (515) 233-5577	Fax: (617) 227-3514

and a copy to:

Weil, Gotshal & Manges LLP
100 Federal Street, 34th Floor
Boston, MA 02110
Attn: Benton B. Bodamer
Fax: (617) 227-8337

c. Section 2.5 of the Original Voting Agreement is hereby amended by deleting the lines beginning with “If to Partners:” through the line ending with “Fax: (615) 744-5607” and substituting the following therefor:

If to Partners:	with a copy to:

Clean Energy Capital, LLC	Baker, Donelson, Bearman,
5151 E. Broadway Blvd, Suite 510	Caldwell, & Berkowitz, PC
Tucson, AZ 85711	211 Commerce St., Suite 800
Attn: Scott Brittenham	Nashville, TN 37201
Telephone: (520) 628-2000	Attn: Tonya Mitchem Grindon
Fax: (520) 323 9177	Telephone: (615) 726-5607
Fax: (615) 744-5607

d. Section 2.5 of the Original Voting Agreement is hereby amended by deleting the lines beginning with “If to the Company:” through the line ending with “Fax: (763) 226-2725-5607” and substituting the following therefor”:

If to Partners:	with a copy to:

Advanced BioEnergy, LLC	Lindquist & Vennum LLP
8000 Norman Center Drive, Suite 610	80 S. Eighth Street, Suite 4200
Bloomington, MN 55437	Minneapolis, MN 55402
Attn: Richard Peterson	Attn: Thomas G. Lovett IV
Fax: (763) 226-2701	Fax: (612) 371-3207

e. Section 2.8 is hereby amended and restated in its entirety to read as follows:

2.8 Entire Agreement. This Agreement, together with the Subscription Documents, constitutes the full and entire understanding and agreement between the Parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the Parties is expressly terminated. The Voting Agreement between the Company, EIP and certain of the Directors and Officers, dated as of May 4, 2007, is hereby amended and restated in its entirety pursuant to this Agreement.

5.	Consent and Waiver.

a. Section 1.8 of the Original Voting Agreement provides, in pertinent part, that the Members agree that (i) any Person to whom any Member transfers any of such Member’s Units shall be bound by the provisions of the Original Voting Agreement if such transferee were originally a party hereto, subject to certain limited exceptions, and that (ii) any attempted transfer in violation of Section 1.8 shall be null and void. In light of the foregoing, the Parties desire to consent to the Series M Unit Distribution and the TEP Unit Distribution and waive the transfer restrictions set forth in Section 1.8 of the Original Voting Agreement for (A) the limited partners of Series M who received Units held by Series M in connection with the Series M Unit Distribution and (B) the limited partners of TEP who received Units held by TEP in connection with the TEP Unit Distribution.

b. The Parties hereto hereby irrevocably and unconditionally:

i. consent to the Series M Unit Distribution;

ii. consent to the TEP Unit Distribution;

iii. waive the transfer restrictions set forth in Section 1.8 of the Original Voting Agreement for (A) those limited partners of Series M who received Units in connection with the Series M Unit Distribution with respect to the Units received and (B) those limited partners of TEP who received Units in connection with the TEP Unit Distribution with respect to the Units received; and

iv. acknowledge that the limited partners of Series M and TEP, respectively, will not be a party to, or subject to in any way, the Original Voting Agreement or this Amendment with respect to the Units received, and that the Units received by these limited partners will no longer be shares held by “Affiliates” and aggregated pursuant to Section 1.7 of the Voting Agreement.

6.	Governing Law.

This Amendment shall be governed by and construed in accordance with the Limited Liability Company Act of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws.

7.	Counterparts.

This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may also be executed and delivered by facsimile or electronic signature via a .pdf document and in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.	Miscellaneous.

Except as specifically amended herein, the Original Voting Agreement shall remain in full force and effect. Any reference to this “Amendment” shall include the Recitals set forth in the beginning of this Amendment.

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In witness whereof, the Parties hereto have executed this Amendment No. 2 to the Voting Agreement on the date first above written.

ADVANCED BIOENERGY, LLC

By:	/s/ Richard R. Peterson
Name:	Richard R. Peterson
Title:	CEO

CLEAN ENERGY CAPITAL, LLC

By:	/s/ Scott Brittenham
Name:	Scott Brittenham
Title:	Manager

ETHANOL CAPITAL PARTNERS, SERIES E, LP
	By:	Clean Energy Capital, LLC
	Title:	General Partner

By:	/s/ Scott Brittenham
Name:	Scott Brittenham
Title:	Manager

ETHANOL CAPITAL PARTNERS, SERIES H, LP
	By:	Clean Energy Capital, LLC
	Title:	General Partner

By:	/s/ Scott Brittenham
Name:	Scott Brittenham
Title:	Manager

ETHANOL CAPITAL PARTNERS, SERIES I, LP
	By:	Clean Energy Capital, LLC
	Title:	General Partner

By:	/s/ Scott Brittenham
Name:	Scott Brittenham
Title:	Manager

ETHANOL CAPITAL PARTNERS, SERIES J, LP
	By:	Clean Energy Capital, LLC
	Title:	General Partner

By:	/s/ Scott Brittenham
Name:	Scott Brittenham
Title:	Manager

ETHANOL CAPITAL PARTNERS, SERIES L, LP
	By:	Clean Energy Capital, LLC
	Title:	General Partner

By:	/s/ Scott Brittenham
Name:	Scott Brittenham
Title:	Manager

ETHANOL CAPITAL PARTNERS, SERIES N, LP
	By:	Clean Energy Capital, LLC
	Title:	General Partner

By:	/s/ Scott Brittenham
Name:	Scott Brittenham
Title:	Manager

ETHANOL CAPITAL PARTNERS, SERIES O, LP
	By:	Clean Energy Capital, LLC
	Title:	General Partner

By:	/s/ Scott Brittenham
Name:	Scott Brittenham
Title:	Manager

ETHANOL CAPITAL PARTNERS, SERIES P, LP
	By:	Clean Energy Capital, LLC
	Title:	General Partner

By:	/s/ Scott Brittenham
Name:	Scott Brittenham
Title:	Manager

ETHANOL CAPITAL PARTNERS, SERIES Q, LP
	By:	Clean Energy Capital, LLC
	Title:	General Partner

By:	/s/ Scott Brittenham
Name:	Scott Brittenham
Title:	Manager

ETHANOL CAPITAL PARTNERS, SERIES S, LP
	By:	Clean Energy Capital, LLC
	Title:	General Partner

By:	/s/ Scott Brittenham
Name:	Scott Brittenham
Title:	Manager

ETHANOL CAPITAL PARTNERS, SERIES R, LP
	By:	Clean Energy Capital, LLC
	Title:	General Partner

By:	/s/ Scott Brittenham
Name:	Scott Brittenham
Title:	Manager

ETHANOL CAPITAL PARTNERS, SERIES T, LP
	By:	Clean Energy Capital, LLC
	Title:	General Partner

By:	/s/ Scott Brittenham
Name:	Scott Brittenham
Title:	Manager

HAWKEYE ENERGY HOLDINGS, LLC

By:	/s/ Joshua M. Nelson
Name:	Joshua M. Nelson
Title:	Director

SOUTH DAKOTA WHEAT GROWERS ASSOCIATION

By:	/s/ Dale Locken
Name:	Dale Locken
Title:	CEO/Treasurer

DIRECTORS:

/s/ Scott A. Brittenham		/s/ Troy L. Otte
Name:	Scott A. Brittenham	Name:	Troy L. Otte
Title:	Director	Title:	Director

/s/ JD Schlieman		/s/ Richard R. Peterson
Name:	JD Schlieman	Name:	Richard R. Peterson
Title:	Director	Title:	Director

/s/ Joshua M. Nelson		/s/ Charles Miller
Name:	Joshua M. Nelson	Name:	Charles Miller
Title:	Director	Title:	Director